SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 12, 2005
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SYNALLOY CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	Croft Industrial Park, P.O. Box 5627, Spartanburg, SC 29304	29304
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	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605
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INAPPLICABLE
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(Former name or former address if changed since last report)

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ITEM 1.01.	Entry into a Material Definitive Agreement

The Registrant has entered into an Agreement and General Release with Ralph Matera, its departing president and chief executive officer, effective September 30, 2005, which provides for a total payment of $50,000, paid monthly, for consulting services for a term of three months ending December 31, 2005.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
	(c)	Exhibits
Agreement and General Release between Registrant and Ralph Matera dated September 12, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ GREGORY M. BOWIE
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Gregory M. Bowie
Vice President, Finance & Chief Financial Officer

Dated: September 14, 2005

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Exhibit Number	Name
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Agreement and General Release between Registrant and Ralph Matera dated September 12, 2005.

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